The information contained in the attached Computational Materials, Structural Term Sheet , or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment . As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without not ice. Assumptions may not prove to be as assumed and results may vary significant ly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current . A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR4

All records

1. Back Debt to Income Ratio

Back Debt to Income Ratio	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	%of Mortgage Loan Pool by Aggergate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Original LTV(%)
0.00 - 9.99	26	$4,612,145	0.42	7.291	354	81.38
10.00 - 19.99	112	20,134,453	1.83	7.440	352	79.17
20.00 - 24.99	163	23,459,172	2.14	7.419	350	80.78
25.00 - 29.99	331	57,197,341	5.21	7.166	353	79.91
30.00 - 34.99	515	80,601,307	7.34	7.324	352	80.98
35.00 - 39.99	847	149,455,304	13.61	7.252	353	81.94
40.00 - 44.99	1,330	239,743,133	21.83	7.236	353	83.02
45.00 - 49.99	2,150	386,558,174	35.20	7.084	352	84.08
50.00 - 54.99	597	136,156,762	12.40	7.389	354	80.68
55.00 >=	3	339,899	0.03	7.174	354	72.41
Total:	6,074	$1,098,257,690	100.00	7.215	353	82.51

BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Interest Only

1. Summary Statistics

Collateral Characteristics:

Total Current Balance: $292,474,571

Number of Loans: 1,022

Average Current Balance: $286,179

Weighted Average Coupon: 6.113%

Weighted Average Net Coupon: 5.593%

Weighted Average Remaining Term: 355

Weighted Average Seasoning: 5

Second Liens: 0.00%

Weighted Average Combined OLTV: 79.18%

Weighted Average FICO: 657

Loans w/ Prepay Penalties: 88.70%

:

ARM Characteristics:

Weighted Average Coupon (Arm Only): 6.113%

Weighted Average Remaining Term (Arm Only): 355

Weighted Average Margin: 6.806%

Weighted Average Initial Per Cap: 3.000%

Weighted Average Per Cap: 1.500%

Weighted Average Lifetime Rate Cap: 7.000%

Weighted Average Months To Roll: 19

:

Loan Type:

Fixed: 0.00%

Balloons: 0.00%

2-28 Arms: 94.36%

3-27 Arms: 5.64%

Other Hybrid: 0.00%

:

Index:

6-Month Libor: 100.00%

1-Month Libor: 0.00%

Other Index: 0.00%

2. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV (%)
Purchase	742	$208,441,510	71.27	6.192	355	79.90
Refinance - Cashout	279	83,681,060	28.61	5.921	355	77.39
Refinance - Rate Term	1	352,000	0.12	4.990	353	80.00
Total:	1,022	$292,474,571	100.00	6.113	355	79.18

3. Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV (%)
Primary	1,022	$292,474,571	100.00	6.113	355	79.18
Total:	1,022	$292,474,571	100.00	6.113	355	79.18

4. Property Type

Property Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV (%)
Single Family Residence	874	$251,066,941	85.84	6.113	355	79.16
Condo	103	25,362,863	8.67	6.241	355	79.86
2-4 Family	45	16,044,767	5.49	5.909	355	78.49
Total:	1,022	$292,474,571	100.00	6.113	355	79.18

5. Documentation Type

Documentation Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV (%)
Full Documentation	819	$216,393,969	73.99	6.003	355	79.52
Stated Documentation	193	72,457,483	24.77	6.449	355	78.67
EASY	10	3,623,119	1.24	5.969	355	69.15
Total:	1,022	$292,474,571	100.00	6.113	355	79.18

6. Fico Distribution

Fico Distribution	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV (%)
540 - 559	1	$255,091	0.09	9.150	354	74.06
580 - 599	170	36,577,951	12.51	6.562	355	79.73
600 - 619	132	35,999,909	12.31	6.119	355	78.65
620 - 639	121	32,935,863	11.26	5.947	355	78.45
640 - 659	161	46,522,261	15.91	6.027	355	79.20
660 - 679	165	49,229,659	16.83	6.128	355	78.96
680 - 699	118	37,726,685	12.90	6.016	355	79.40
700 - 719	69	24,270,742	8.30	6.039	355	79.80
720 - 739	37	12,493,071	4.27	6.028	355	79.12
740 - 759	27	9,465,581	3.24	6.014	355	79.92
760 >=	21	6,997,757	2.39	5.929	355	80.00
Total:	1,022	$292,474,571	100.00	6.113	355	79.18

Minimum: 540

Maximum: 798

Weighted Average: 657.4

7. Combined Original Loan-to-Value Ratio (%)

Combined Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV (%)
40.01 - 50.00	1	$89,400	0.03	6.400	355	49.67
50.01 - 60.00	6	1,836,382	0.63	5.750	355	55.53
60.01 - 70.00	28	10,589,886	3.62	5.966	355	66.50
70.01 - 80.00	985	279,105,803	95.43	6.120	355	79.79
80.01 - 90.00	1	453,600	0.16	6.450	353	90.00
90.01 - 100.00	1	399,499	0.14	6.200	355	93.46
Total:	1,022	$292,474,571	100.00	6.113	355	79.18

Minimum: 49.67

Maximum: 93.46

Weighted Average by Original Balance: 79.18

Weighted Average by Current Balance: 79.18

8. Current Principal Balance ($)

Current Principal Balance ($)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV (%)
$50,001 - $75,000	4	$260,103	0.09	8.079	355	80.00
$75,001 - $100,000	29	2,615,844	0.89	6.499	355	77.85
$100,001 - $150,000	148	18,876,423	6.45	6.588	355	79.57
$150,001 - $200,000	185	32,452,529	11.10	6.248	355	79.78
$200,001 - $250,000	144	32,602,247	11.15	6.140	355	79.11
$250,001 - $300,000	108	29,621,915	10.13	6.150	355	79.82
$300,001 - $350,000	107	34,708,997	11.87	6.079	355	78.82
$350,001 - $400,000	85	32,117,800	10.98	5.936	355	79.74
$400,001 - $450,000	59	25,124,115	8.59	5.894	355	78.62
$450,001 - $500,000	60	28,449,990	9.73	6.027	355	79.25
$500,001 - $550,000	38	20,015,399	6.84	6.119	355	79.42
$550,001 - $600,000	20	11,556,538	3.95	6.049	355	79.44
$600,001 - $650,000	13	8,124,342	2.78	6.195	355	77.05
$650,001 - $700,000	11	7,538,831	2.58	5.818	355	79.95
$700,001 - $750,000	7	5,162,500	1.77	6.306	355	77.13
$750,001 - $800,000	2	1,543,998	0.53	6.232	354	74.94
$800,001 - $850,000	1	805,000	0.28	5.250	355	70.00
$850,001 - $900,000	1	898,000	0.31	5.650	353	74.83
Total:	1,022	$292,474,571	100.00	6.113	355	79.18

Minimum: 57,502.67

Maximum: 898,000.00

Average: 286,178.64

9. Geographical Distribution

Geographical Distribution	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV (%)
Arizona	40	$7,124,685	2.44	6.639	355	79.68
California	450	162,348,561	55.51	6.019	355	79.18
Colorado	63	12,576,235	4.30	6.209	355	79.92
Connecticut	5	1,250,996	0.43	5.606	355	80.00
Delaware	1	151,725	0.05	5.990	353	80.00
Florida	84	19,278,165	6.59	6.357	355	78.92
Georgia	35	6,561,549	2.24	6.249	355	79.76
Hawaii	13	4,347,209	1.49	5.877	355	80.00
Idaho	5	699,480	0.24	6.398	355	80.00
Illinois	21	3,686,761	1.26	6.538	355	79.15
Indiana	2	208,260	0.07	6.400	355	80.00
Maryland	55	14,027,272	4.80	6.081	355	79.44
Massachusetts	29	8,742,643	2.99	6.185	355	78.94
Michigan	7	1,035,198	0.35	6.500	354	80.00
Minnesota	16	3,272,859	1.12	6.376	355	79.99
Missouri	2	184,000	0.06	6.702	355	80.00
Nevada	33	7,723,158	2.64	6.208	354	79.94
New Hampshire	2	431,200	0.15	6.379	354	80.00
New Jersey	22	6,663,411	2.28	5.883	355	77.45
New York	28	9,786,701	3.35	5.932	355	76.97
North Carolina	13	1,844,259	0.63	6.495	355	80.00
Ohio	5	644,945	0.22	6.017	355	80.00
Oregon	10	1,514,044	0.52	6.282	355	80.00
Pennsylvania	6	1,603,481	0.55	5.804	355	74.64
Rhode Island	4	735,999	0.25	6.357	355	80.00
South Carolina	1	287,200	0.10	5.850	355	80.00
Tennessee	4	480,080	0.16	6.670	355	80.00
Texas	5	1,371,656	0.47	6.748	355	79.93
Utah	8	1,236,078	0.42	6.373	355	79.50
Virginia	23	6,698,428	2.29	6.399	355	79.49
Washington	29	5,845,534	2.00	6.362	355	80.00
Wisconsin	1	112,800	0.04	6.400	355	80.00
Total:	1,022	$292,474,571	100.00	6.113	355	79.18

Number of States Represented: 32

10. Back Debt to Income Ratio

Back Debt to Income Ratio	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV (%)
0.000000 - 9.999999	4	$1,051,269	0.36	6.019	355	80.00
10.000000 - 19.999999	12	3,303,528	1.13	6.257	354	77.90
20.000000 - 24.999999	21	6,098,639	2.09	6.058	355	77.82
25.000000 - 29.999999	45	14,361,130	4.91	6.115	355	77.62
30.000000 - 34.999999	77	18,668,446	6.38	6.221	355	78.25
35.000000 - 39.999999	142	40,835,667	13.96	6.209	355	78.86
40.000000 - 44.999999	247	75,224,711	25.72	6.126	355	79.58
45.000000 - 49.999999	466	131,169,581	44.85	6.061	355	79.45
50.000000 - 54.999999	7	1,681,600	0.57	5.983	355	80.00
55.000000 >=	1	80,000	0.03	5.800	355	64.00
Total:	1,022	$292,474,571	100.00	6.113	355	79.18

Non-Zero Minimum: 5.16

Maximum: 55.66

Non-Zero Weighted Average: 42.21

600k($)>11. Original Principal Balance > 600k ($)

Original Principal Balance > 600k ($)	Current Balance	% of Current Balance	Weighted Average Coupon	Weighted Average Fico	Weighted Average OLTV	Pct Owner Occ	Pct Cashout Refi	Pct Full Doc
$600,001 - $650,000	8,124,341.64	33.75	6.195	687	77.05	100.00	23.07	53.63
$650,001 - $700,000	7,538,830.96	31.32	5.818	660	79.95	100.00	36.38	100.00
$700,001 - $750,000	5,162,500.00	21.45	6.306	667	77.13	100.00	14.53	43.44
$750,001 - $800,000	1,543,998.00	6.41	6.232	621	74.94	100.00	100.00	100.00
$800,001 - $850,000	805,000.00	3.34	5.250	683	70.00	100.00	100.00	100.00
$850,001 - $900,000	898,000.00	3.73	5.650	621	74.83	100.00	100.00	100.00
Total:	24,072,670.60	100.00	6.051	667	77.52	100.00	35.79	72.22

12. Product Types

Product Types	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	Averagae Cut-off Date Principal Balance	% of Interest Only	Weighted Average Fico	% of Owner Occupied	% of Purchase	Weighted Average DTI	% of Full Doc	% of 2nd Liens	Weighted Average Initial Cap
2/28 ARM 24 Month IO	5	$1,232,588	$246,518	100.00	633	100.00	100.00	37.41	84.62	0.00	3.000
2/28 ARM 60 Month IO	962	274,758,391	285,612	100.00	658	100.00	72.74	42.33	73.38	0.00	3.000
3/27 ARM 60 Month IO	55	16,483,591	299,702	100.00	656	100.00	44.51	40.70	83.31	0.00	3.000
Total:	1,022	$292,474,571	$286,179	100.00	657	100.00	71.27	42.21	73.99	0.00	3.000

BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR4

Stated

1. Summary Statistics

Collateral Characteristics:

Total Current Balance: $377,823,782

Number of Loans: 1,766

Average Current Balance: $213,943

Weighted Average Coupon: 7.579%

Weighted Average Net Coupon: 7.059%

Weighted Average Remaining Term: 353

Weighted Average Seasoning: 5

Second Liens: 8.58%

Weighted Average Combined OLTV: 80.98%

Weighted Average FICO: 644

Loans w/ Prepay Penalties: 77.14%

:

ARM Characteristics:

Weighted Average Coupon (Arm Only): 7.338%

Weighted Average Remaining Term (Arm Only): 355

Weighted Average Margin: 6.964%

Weighted Average Initial Per Cap: 3.000%

Weighted Average Per Cap: 1.500%

Weighted Average Lifetime Rate Cap: 7.000%

Weighted Average Months To Roll: 19

:

Loan Type:

Fixed: 14.13%

Balloons: 0.00%

2-28 Arms: 82.88%

3-27 Arms: 2.13%

Other Hybrid: 0.86%

:

Index:

6-Month Libor: 85.87%

1-Month Libor: 0.00%

Other Index: 14.13%

2. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV (%)
Purchase	1,017	$195,333,718	51.70	7.538	353	84.21
Refinance - Cashout	742	180,687,376	47.82	7.625	353	77.48
Refinance - Rate Term	7	1,802,688	0.48	7.461	355	81.48
Total:	1,766	$377,823,782	100.00	7.579	353	80.98

3. Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV (%)
Primary	1,651	$354,757,297	93.89	7.567	353	81.17
Investment	104	19,482,492	5.16	7.860	354	78.91
Second Home	11	3,583,993	0.95	7.287	355	73.12
Total:	1,766	$377,823,782	100.00	7.579	353	80.98

4. Property Type

Property Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV (%)
Single Family Residence	1,398	$291,332,524	77.11	7.603	353	80.63
2-4 Family	240	62,816,414	16.63	7.493	353	82.20
Condo	128	23,674,844	6.27	7.523	354	82.01
Total:	1,766	$377,823,782	100.00	7.579	353	80.98

5. Documentation Type

Documentation Type	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV (%)
Stated Documentation	1,766	$377,823,782	100.00	7.579	353	80.98
Total:	1,766	$377,823,782	100.00	7.579	353	80.98

6. Fico Distribution

Fico Distribution	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV (%)
500 - 519	87	$19,011,819	5.03	8.748	353	72.76
520 - 539	112	25,158,116	6.66	8.430	355	72.10
540 - 559	93	22,113,103	5.85	8.209	354	74.54
560 - 579	59	13,402,054	3.55	8.335	353	71.87
580 - 599	48	12,120,166	3.21	7.666	352	78.50
600 - 619	79	21,254,928	5.63	7.511	355	82.01
620 - 639	249	37,318,936	9.88	8.028	352	83.88
640 - 659	277	47,657,131	12.61	7.656	352	84.46
660 - 679	265	52,399,461	13.87	7.259	352	82.35
680 - 699	186	42,633,947	11.28	7.136	353	84.57
700 - 719	134	38,610,604	10.22	6.943	354	82.97
720 - 739	88	23,419,946	6.20	6.948	355	83.21
740 - 759	47	11,705,007	3.10	6.917	355	81.92
760 >=	42	11,018,564	2.92	7.141	346	82.06
Total:	1,766	$377,823,782	100.00	7.579	353	80.98

Minimum: 500

Maximum: 813

Weighted Average: 644.5

7. Combined Original Loan-to-Value Ratio (%)

Combined Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV (%)
<= 20.00	1	$69,602	0.02	9.850	233	16.17
20.01 - 30.00	3	431,156	0.11	6.933	355	24.90
30.01 - 40.00	13	1,641,200	0.43	7.924	339	36.35
40.01 - 50.00	26	4,755,684	1.26	7.899	345	45.49
50.01 - 60.00	43	10,486,174	2.78	7.485	352	55.92
60.01 - 70.00	126	30,436,449	8.06	8.124	354	66.32
70.01 - 80.00	839	222,816,707	58.97	7.155	354	79.39
80.01 - 90.00	171	54,556,527	14.44	7.170	355	87.80
90.01 - 100.00	544	52,630,283	13.93	9.466	349	99.22
Total:	1,766	$377,823,782	100.00	7.579	353	80.98

Minimum: 16.17

Maximum: 100.00

Weighted Average by Original Balance: 80.98

Weighted Average by Current Balance: 80.98

8. Current Principal Balance ($)

Current Principal Balance ($)	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV (%)
$1 - $25,000	41	$801,734	0.21	10.741	222	99.14
$25,001 - $50,000	162	6,026,818	1.60	10.705	340	98.41
$50,001 - $75,000	163	10,032,041	2.66	9.932	352	91.35
$75,001 - $100,000	170	14,859,338	3.93	9.416	353	87.74
$100,001 - $150,000	259	32,275,346	8.54	8.626	351	82.60
$150,001 - $200,000	232	40,114,080	10.62	7.898	354	77.10
$200,001 - $250,000	125	28,186,299	7.46	7.695	355	76.86
$250,001 - $300,000	131	36,160,559	9.57	7.416	354	77.54
$300,001 - $350,000	118	38,303,784	10.14	7.162	354	80.31
$350,001 - $400,000	116	43,557,684	11.53	7.146	354	80.80
$400,001 - $450,000	74	31,264,535	8.27	6.860	355	82.66
$450,001 - $500,000	65	30,712,062	8.13	6.924	355	82.51
$500,001 - $550,000	44	23,055,017	6.10	6.640	351	79.49
$550,001 - $600,000	25	14,502,079	3.84	6.748	355	81.91
$600,001 - $650,000	15	9,481,470	2.51	7.360	355	82.86
$650,001 - $700,000	10	6,777,868	1.79	7.491	355	81.90
$700,001 - $750,000	16	11,713,067	3.10	7.386	355	76.68
Total:	1,766	$377,823,782	100.00	7.579	353	80.98

Minimum: 12,425.21

Maximum: 750,000.00

Average: 213,943.25

9. Geographical Distribution

Geographical Distribution	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV (%)
Arizona	29	$4,695,760	1.24	7.702	354	80.24
California	439	123,055,741	32.57	7.093	354	80.55
Colorado	16	2,089,099	0.55	7.310	354	81.55
Connecticut	26	4,909,443	1.30	8.357	354	77.15
Delaware	3	346,523	0.09	7.959	355	79.62
District of Columbia	15	3,627,730	0.96	7.710	355	74.55
Florida	205	30,937,954	8.19	7.913	352	80.48
Georgia	62	7,216,919	1.91	8.280	353	83.21
Hawaii	34	9,277,627	2.46	7.303	344	81.90
Idaho	5	474,283	0.13	7.519	350	77.04
Illinois	102	17,907,772	4.74	7.886	354	83.28
Indiana	10	712,728	0.19	8.793	340	84.49
Iowa	3	284,766	0.08	8.003	348	86.98
Kansas	2	173,285	0.05	8.939	331	83.99
Kentucky	4	249,624	0.07	9.086	355	82.05
Maine	2	381,993	0.10	7.137	354	82.60
Maryland	79	16,166,132	4.28	8.208	355	79.50
Massachusetts	61	14,678,689	3.89	7.511	354	80.48
Michigan	32	2,877,576	0.76	8.513	353	79.74
Minnesota	24	3,525,798	0.93	7.875	353	81.33
Missouri	10	1,017,483	0.27	8.287	353	84.88
Nevada	21	4,194,312	1.11	7.538	354	84.13
New Hampshire	5	412,699	0.11	9.528	354	89.76
New Jersey	139	35,927,772	9.51	8.037	352	79.20
New Mexico	4	264,769	0.07	9.788	355	85.89
New York	225	61,249,387	16.21	7.525	353	81.58
North Carolina	11	1,666,118	0.44	7.863	352	80.80
Ohio	15	1,686,023	0.45	8.433	353	88.84
Oklahoma	2	170,991	0.05	8.692	355	81.54
Oregon	6	466,709	0.12	9.299	355	85.50
Pennsylvania	31	3,771,820	1.00	7.773	351	80.34
Rhode Island	8	1,149,509	0.30	8.560	345	80.19
South Carolina	1	227,142	0.06	7.490	355	80.00
Tennessee	7	1,043,444	0.28	8.071	350	88.48
Texas	38	4,921,462	1.30	7.930	351	83.34
Utah	3	1,026,259	0.27	7.687	355	88.98
Virginia	51	10,397,667	2.75	7.445	355	83.17
Washington	13	2,348,554	0.62	7.506	353	83.04
Wisconsin	23	2,292,222	0.61	8.554	352	87.48
Total:	1,766	$377,823,782	100.00	7.579	353	80.98

Number of States Represented: 39

10. Back Debt to Income Ratio

Back Debt to Income Ratio	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	% of Mortgage Loan Pool by Aggregate Cut-off Date Principal Balance	Weighted Average Gross Interest Rate	Weighted Average Remaining Term (months)	Weighted Average Combined Original LTV (%)
0.000000 - 9.999999	1	$51,058	0.01	9.000	355	80.00
10.000000 - 19.999999	25	3,909,127	1.03	8.219	354	77.45
20.000000 - 24.999999	46	5,994,693	1.59	8.100	342	75.14
25.000000 - 29.999999	88	16,396,084	4.34	7.375	354	78.20
30.000000 - 34.999999	141	27,369,728	7.24	7.580	353	79.30
35.000000 - 39.999999	287	60,271,561	15.95	7.522	354	78.97
40.000000 - 44.999999	479	101,830,013	26.95	7.542	354	82.04
45.000000 - 49.999999	566	126,711,798	33.54	7.518	352	83.28
50.000000 - 54.999999	133	35,289,720	9.34	7.940	354	77.03
Total:	1,766	$377,823,782	100.00	7.579	353	80.98

Non-Zero Minimum: 9.72

Maximum: 54.98

Non-Zero Weighted Average: 42.49

600k($)>11. Original Principal Balance > 600k ($)

Original Principal Balance > 600k ($)	Current Balance	% of Current Balance	Weighted Average Coupon	Weighted Average Fico	Weighted Average OLTV	Pct Owner Occ	Pct Cashout Refi	Pct Full Doc
$600,001 - $650,000	8,831,520.49	31.57	7.365	662	82.55	100.00	42.84	0.00
$650,001 - $700,000	6,730,655.69	24.06	7.477	656	81.55	80.02	59.97	0.00
$700,001 - $750,000	12,410,228.44	44.37	7.390	637	77.43	94.22	52.76	0.00
Total:	27,972,404.62	100.00	7.403	650	80.04	92.63	51.36	0.00

12. Product Types

Product Types	Number of Mortgage Loans	Aggregate Cut-off Date Principal Balance	Averagae Cut-off Date Principal Balance	% of Interest Only	Weighted Average Fico	% of Owner Occupied	% of Purchase	Weighted Average DTI	% of Full Doc	% of 2nd Liens	Weighted Average Initial Cap
2/28 ARM 24 Month IO	1	$189,600	$189,600	100.00	682	100.00	100.00	44.87	0.00	0.00	3.000
2/28 ARM 60 Month IO	185	69,983,476	378,289	100.00	688	100.00	83.97	41.69	0.00	0.00	3.000
3/27 ARM 60 Month IO	7	2,284,407	326,344	100.00	671	100.00	64.03	39.12	0.00	0.00	3.000
30 Fixed	491	48,831,773	99,454	0.00	662	94.78	49.05	42.64	0.00	62.02	0.000
15 Fixed	14	1,355,493	96,821	0.00	716	100.00	20.69	43.23	0.00	20.69	0.000
Other	1,068	255,179,034	238,932	0.00	629	91.96	43.37	42.71	0.00	0.72	3.000
Total:	1,766	$377,823,782	$213,943	19.18	644	93.89	51.70	42.49	0.00	8.58	3.000

BARCLAYS CAPITAL

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